Federated Hermes Michigan Intermediate Municipal Fund
A Portfolio of Federated Hermes Municipal Securities Income Trust
CLASS A SHARES (TICKER MMIFX)
INSTITUTIONAL SHARES (TICKER MMFIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2023
A Special Meeting of Shareholders (the “Special Meeting”) of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on February 5, 2024, to approve a proposed Plan of Liquidation (the “Plan” or “Liquidation”) with respect to the Fund.
The Plan was reviewed and approved by the Board of Trustees (the “Board”) of the Trust at meetings held on August 11, 2023 and November 9, 2023. The Board’s approval of the Plan is subject to further approval by the Fund’s shareholders.
The Board, including the Independent Trustees, and the Fund’s investment adviser (“Adviser”) have concluded that the Fund’s asset growth has been more modest than initially envisioned, with the result that the prospects for future asset growth and lower operating expenses are considerably limited should the Adviser continue to manage the assets of the Fund.
It is expected that the record date for determination of shareholders entitled to vote at the Special Meeting will be December 8, 2023 (the “Record Date”). Holders of shares purchased after the Record Date will not be entitled to vote at the meeting. Assuming shareholder approval is obtained, the Liquidation is expected to occur after the close of business on or about February 20, 2024 (the “Liquidation Date”).
At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Class A Shares may exchange shares of the Fund for shares of the same class of another Federated Hermes fund provided the shareholder meets any applicable shareholder eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging. Shareholders of the Fund’s Institutional Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging (except that exchanges are not permitted into shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund).

In advance of the Special Meeting, the Fund may deviate from its stated strategies, in reliance on the temporary investments policy described in its prospectus to accommodate large cash flows. If the liquidation is approved by shareholders, in advance of the Liquidation Date, the Fund may deviate from its stated investment objectives, strategies and policies to begin positioning the Fund for liquidation. It is anticipated that the Fund’s portfolio will be converted into cash on or prior to the Liquidation Date.
The estimated expenses associated with the Liquidation to be borne by the Fund, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming Proxy Statement.
To the extent that Federated Hermes, its affiliates, or its officers and directors, are deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into, the Proxy Statement that the Fund files with the Securities and Exchange Commission (SEC).
Shareholders of the Fund, as of the Record Date, will receive a Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed Liquidation. The Proxy Statement, and any other documents filed by the Fund with the SEC, may be obtained free of charge on the SEC’s website at sec.gov or on the Fund’s website at FederatedHermes.com/us. Investors should read the Proxy Statement carefully before making any voting decision, because it contains important information.
December 5, 2023

Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456254 (12/23)
© 2023 Federated Hermes, Inc.